INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED DECEMBER 22, 2023 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2023,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Raymond James SB-1 Equity ETF (RYJ)
(the “Fund”)
Important Notice Regarding Changes in the Name, Ticker Symbol, Underlying Index, Index
Provider, Investment Objective, Principal Investment Strategy, Non-Fundamental Investment Policy and Unitary Management Fee of the Fund
At a meeting held on December 19, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust approved changes to the name, ticker symbol, underlying index, index provider, investment objective, principal investment strategy, non-fundamental investment policy and unitary management fee of the Fund. These changes will be effective on or about March 25, 2024 (the “Effective Date”).
Therefore, on the Effective Date, the following changes will occur:
1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Bloomberg Analyst Rating Improvers ETF, and its ticker symbol will change to UPGD.
2.) Underlying Index and Index Provider Change. Bloomberg Index Services Limited will become the index provider of a new underlying index (the “New Underlying Index”) for the Fund. The New Underlying Index will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
Raymond James SB-1 Equity Index	Bloomberg ANR Improvers Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in securities that comprise the New Underlying Index.
5.) Description of New Underlying Index. Bloomberg Index Services Limited (the “Index Provider”) compiles, maintains and calculates the New Underlying Index, which is comprised of equity securities with the most improved Consensus Ratings based on data from Bloomberg Analyst Recommendations (“ANR”), an affiliate of the Index Provider. To be eligible for inclusion in the New Underlying Index, a security must have greater than 10 analysts covering it. Using a scale of 1 to 5 (where 1 indicates a strong sell rating and 5 indicates a strong buy rating), the Index Provider determines a Consensus Rating for each security that represents the average rating of all analysts who updated their recommendation for that security within the last 12 months. A security must have a Consensus Rating of less than 4 and greater than 1. Securities that satisfy this eligibility criteria are then assigned an “ANR Improvers Score” by the Index Provider. The ANR Improvers Score is equal to the combined improvement in Consensus Rating over the previous 6 months and the previous 12 months. The 50 companies with the highest ANR Improvers Scores are included in the New Underlying Index. The New Underlying Index excludes securities that do not have sufficient trading volume or analyst ratings. Securities that do not have gross margin or net profit margin data for the previous 5 years or that do not have a Consensus Rating from either 6 or 12 months prior are also excluded. Upon completion of the screening process, the New Underlying Index components are equally weighted. The New Underlying Index is rebalanced after the close of trading on the second Wednesday of March, June, September and December.
6.) Non-Fundamental Investment Policy Change. The Fund’s non-fundamental investment policy to invest at least 80% of the value of its total assets in certain types of securities or in securities of companies operating in a particular country or geographic region, or industry or economic sector that is suggested by the Fund’s name, is deleted.
7.) Unitary Management Fee Reduction. The Fund’s annual unitary management fee will be reduced to 0.40% of the Fund’s average daily net assets.
Please Retain This Supplement For Future Reference.
P-RYJ-SUMSTATSAI-SUP 122223